Dividend Performers

Ticker Symbol: IPDPX

Preferred-Plus

Ticker Symbol: IPPPX

(each a series of the Collaborative Investment Series Trust)

Supplement dated February 22, 2022 to
the Prospectuses and Statement of Additional Information both dated February 1, 2022

In preparation for each Fund’s conversion into an exchange traded fund and reorganization into the Listed Funds Trust, each Fund will no longer accept purchases for its shares effective March 1, 2022.

This Supplement to the Prospectuses and Statement of Additional Information dated February 1, 2022, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectuses and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling each Fund at (800) 869-1679.